UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 5, 2017

KADANT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11406	52-1762325
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Technology Park Drive
Westford, Massachusetts	01886
(Address of Principal Executive Offices)	(Zip Code)

(978) 776-2000
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

KADANT INC.

Explanatory Note

As previously reported in a Current Report on Form 8-K filed on July 10, 2017 (Initial Filing), on July 5, 2017, Kadant Inc. (Kadant or the Company) and certain of its subsidiaries (the Buyers) acquired the forest products business of NII FPG Company (NII), pursuant to a Stock and Asset Purchase Agreement dated May 24, 2017 among the Buyers and NII and certain related entities (the Acquisition Agreement) for approximately $173 million, net of cash acquired (the Purchase Price), subject to a post-closing adjustment.

Pursuant to the Acquisition Agreement, at the closing the Buyers deposited into an escrow fund (i) $8 million to secure certain indemnification obligations of the sellers and (ii) $4 million to satisfy certain obligations of the sellers to adjust the Purchase Price. The indemnity escrow fund, less any claims made, will be released to the sellers on the 18-month anniversary of the closing.

This Amendment No. 1 amends the Initial Filing to include the historical financial statements of NII and the pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

(i)	Audited Combined Financial Statements of NII FPG Company as of and for the fiscal year ended September 30, 2016 are filed as Exhibit 99.2 hereto.

(ii)	Unaudited Interim Condensed Combined Financial Statements of NII FPG Company as of and for the six months ended March 31, 2017 are filed as Exhibit 99.3 hereto.

(b) Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Balance Sheet as of April 1, 2017.

Unaudited Pro Forma Condensed Combined Statement of Income for the fiscal year ended December 31, 2016 and the three months ended April 1, 2017.

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(c) Exhibits

Exhibit No.	Description

23	Consent of Independent Auditors.

99.1	Press Release issued by the Company on July 5, 2017.*

99.2	Audited Combined Financial Statements of NII FPG Company as of and for the Fiscal Year Ended September 30, 2016.

99.3	Unaudited Interim Condensed Combined Financial Statements of NII FPG Company as of and for the Six Months Ended March 31, 2017.

99.4	Pro Forma Financial Information listed in Item 9.01 (b).

*Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed July 10, 2017.

KADANT INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KADANT INC.

Date: September 19, 2017	By:	/s/ Michael J. McKenney
Michael J. McKenney Senior Vice President and Chief Financial Officer

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